UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2012

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 26, 2012, Triumph Group, Inc. issued a press release announcing its financial results for the first fiscal quarter ended June 30, 2012 and the following day conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•
For the fiscal quarter ended June 30, 2012, sales mix was as follows:  commercial was 56% (compared to 53% in the prior year period), military was 28% (compared to 31% in the prior year period), business jets were 13% (compared to 13% in the prior year period), regional jets were 1% (same as the prior year period) and non-aviation was 2% (compared to 2% in the prior year period).

•	The top ten programs represented in the backlog were the 747, G450/G550, 777, A330, V-22, C-17, 787, 737 NG, C-130 and 767 programs, respectively.

•	For the fiscal quarter ended June 30, 2012, Boeing commercial, military and space accounted for 48% of net sales.

•
Same store sales for the fiscal quarter ended June 30, 2012 increased 5% over the prior fiscal year.  Aerostructures same store sales for the fiscal quarter ended June 30, 2012 were $669.9 million, with an increase of 4% over the prior fiscal year.  Aerospace Systems same store sales for the fiscal quarter ended June 30, 2012 was $140.5 million, an increase of 6% over the prior fiscal year. Aftermarket Services same store sales for the fiscal quarter ended June 30, 2012 was $76.8 million, an increase of 9% over the prior fiscal year.

•
For the fiscal quarter ended June 30, 2012, OEM sales represented 86% (compared to 87% in the prior fiscal year), Aftermarket sales represented 12% (compared to 11% in the prior full fiscal year), and Other was 2% (compared to 2% in the prior full fiscal year)

•	Export sales for the fiscal quarter ended June 30, 2012 were $127.1 million, an increase of 12% over the comparable quarter in the prior fiscal year.

•	The estimated effective tax rate for fiscal 2013 is 36.5%, reflecting the expiration of the R&D tax credit.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 26, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 30, 2012	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 26, 2012.